UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, Fiserv, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The financial results of prior periods have been restated to reflect the Company’s securities clearing businesses in discontinued operations. A copy of the restated supplemental financial information (unaudited) for the quarters of, and 12-month periods ended, December 31, 2004 and 2003 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Fiserv, Inc., dated January 27, 2005.

(99.2)	Supplemental financial information (unaudited) for the quarters of, and 12-month periods ended, December 31, 2004 and 2003 restated to reflect the Company’s securities clearing businesses in discontinued operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: January 28, 2005	By:	/s/ Kenneth R. Jensen
Kenneth R. Jensen
Senior Executive Vice President,
Chief Financial Officer, Treasurer and
Assistant Secretary

FISERV, INC.

Exhibit Index to Current Report on Form 8-K

Dated January 27, 2005

Exhibit Number
(99.1)	Press Release of Fiserv, Inc., dated January 27, 2005.

(99.2)	Supplemental financial information (unaudited) for the quarters of, and 12-month periods ended, December 31, 2004 and 2003 restated to reflect the Company’s securities clearing businesses in discontinued operations.